UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2005


                                PACIFIC CMA, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      0-27653                 84-1475073
----------------------------    ------------------------   -------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
     of Incorporation)                                      Identification No.)

c/o Airgate International Corp.
153-04 Rockaway Boulevard                     Jamaica, New York       11434
---------------------------------------       -----------------     ----------
(Address of Principal Executive Office)       (City and State)      (Zip Code)


Registrant's telephone number, including area code:    (212) 247-0049
                                                    ------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 8.01. Other Events

      Pacific CMA International, LLC, a Colorado limited liability company (the "LLC") is a wholly owned subsidiary of Pacific CMA, Inc., a Delaware corporation (the "Registrant"). Prior to July 29, 2005, the LLC owned eighty one (81%) percent of the issued and outstanding capital stock of Airgate International Corporation, a New York corporation ("Airgate").

      Effective July 29, 2005, Airgate completed a rights offering to its two
(2) shareholders, the LLC and one (1) other person (the "Shareholders"), pursuant to which Airgate offered to its 2 Shareholders of record as of June 10, 2005 the right to purchase up to twenty-five (25) shares of Airgate common stock for each share of Airgate common stock owned by each such Shareholder as of June 10, 2005 (the "Rights Offering"). Pursuant to the Rights Offering, effective July 29, 2005, the LLC purchased 2,025 shares of Airgate common stock for a purchase price of $202,500 resulting in an increase of the LLC's ownership in Airgate from 81 shares of Airgate common stock to 2,106 shares of Airgate common stock, thereby increasing its percentage ownership from 81% to approximately 99% of the issued and outstanding shares of Airgate common stock. The above described sale of Airgate common stock was made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), for transactions by an issuer not involving a public offering. All of the forgoing securities are deemed restricted securities for the purposes of the Securities Act. Airgate's other Shareholder did not participate in the rights offering.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PACIFIC CMA, INC.


                                               By:  /s/Alfred Lam
                                                    -----------------
                                                    Name: Alfred Lam
                                                    Title: Chairman


Dated: As of July 29, 2005